UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2021

GAN Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-39274	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

400 Spectrum Center Drive,	Suite 1900,	Irvine,	California	92618
(Address of principal executive offices)				(Zip Code)

(702) 964-5777
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value	GAN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

GAN Limited announces that Jeffrey Berman, Chief Commercial Officer of GAN Limited, has given notice of his resignation as of November 30, 2021. Mr. Berman will end his employment with us on January 15, 2022.

Commenting on Jeff's decision, Dermot Smurfit, CEO of GAN said:
"I would like to take this opportunity to thank Jeff for his considerable contribution in helping to make GAN a leading full-service internet gaming software-as-a-service provider to the real money internet gaming, online sports betting, and simulated gaming industries it is today. GAN has achieved so much over Jeff’s two stints with the company focusing on the North American B2B market, and that is due in no small part to Jeff's leadership having engineered several key client win deals, and the strong team built around him. While we will be sorry to see him leave, he leaves the business in great shape. The commercial team will report to our Chief Operating Officer and remain focused on maintaining our leadership position in North America and internationally."

Jeff Berman, CCO said:
"It’s been a genuinely terrific 8 cumulative years working at GAN. I’m thankful to Dermot, the Board and the entire GAN team, and am proud of how the management team has grown the Company as well as my own role helping in that effort. With GAN well positioned for the next chapter of its growth both nationally and internationally, now is the right time for me to step out and pursue new goals. I have no doubt that the Company will continue to expand its market-leading position and capitalize on new growth opportunities, and I wish all of my colleagues the very best."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2021	GAN Limited
(Registrant)

/s/ Karen E. Flores
Karen E. Flores
Chief Financial Officer